UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



Date of Report (Date of earliest event reported):  July 24, 2003



                      HEMACARE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)



                           CALIFORNIA
         (State or other jurisdiction of incorporation)



      000-15223                          95-3280412
(Commission File No.)         (IRS Employer Identification No.)



                       21101 Oxnard Street
                    Woodland Hills, CA 91367
      (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code: (818) 226-1968

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The text of a press release dated July 24, 2003, issued by HemaCare Corporation ("HemaCare") announcing that Wm. Andrew Heaton has resigned from the Company's Board of Directors and that the number of Board seats has been reduced from six to five is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number   Description

99.1             Press Release issued by HemaCare, dated
                 July 24, 2003


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 24, 2003           HEMACARE CORPORATION

                             /s/ Judi Irving
                             ----------------------------
                              Judi Irving,
                              Chief Executive Officer




                          EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
99.1             Press Release issued by HemaCare, dated July
                 24, 2003


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